    As filed with the Securities and Exchange Commission on March 30, 2001


                                               1933 Act Registration No. 2-91362
                                              1940 Act Registration No. 811-4040

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-lA

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                          Pre-Effective Amendment No. ___ [___]

                      Post-Effective Amendment No. 72 [ X ]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                             Amendment No. 65 [ X ]
                        (Check appropriate box or boxes.)

                      PAINEWEBBER MANAGED INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                              AMY R. DOBERMAN, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                       (also known as Brinson Advisors)
                          1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202)778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[___] Immediately upon filing pursuant to Rule 485(b)

[ X ] On March 31, 2001 pursuant to Rule 485(b)
[___] 60 days after filing pursuant to Rule 485(a)(1)
[___] On ________________ pursuant to Rule 485(a)(1)
[___] 75 days after filing pursuant to Rule 485(a)(2)
[___] On ________________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered: Class A, B, C and Y Shares of Beneficial Interest of PaineWebber High Income Fund.

PaineWebber
High Income Fund





                          ---------------------------

                                   PROSPECTUS
                                 MARCH 31, 2001

                          ---------------------------


This prospectus offers Class A, Class B, Class C and Class Y shares in one of PaineWebber's bond funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved the fund's shares as investments or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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                              -------------------
                          PaineWebber High Income Fund


                                    Contents

                                    The Fund

     ----------------------------------------------------------------


What every investor
should know about            3           Investment Objective, Strategies and Risks
the fund                     4           Performance
                             5           Expenses and Fee Tables
                             6           More About Risks and Investment Strategies

                                Your Investment

     ------------------------------------------------------------------------------
Information for              8           Managing Your Fund Account
managing your fund                       --Flexible Pricing
account                                  --Buying Shares
                                         --Selling Shares
                                         --Exchanging Shares
                                         --Pricing and Valuation

                             Additional Information

     ------------------------------------------------------------------------------
Additional important        14           Management
information about
the fund                    15           Dividends and Taxes
                            15           Financial Highlights
     ------------------------------------------------------------------------------
Where to learn more
about PaineWebber                        Back Cover
mutual funds


                             The fund is not a
                             complete or
                             balanced investment
                             program.


                                  -----------
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                               Prospectus Page 2

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                              -------------------
                          PaineWebber High Income Fund


                          PaineWebber High Income Fund

                   Investment Objective, Strategies and Risks

--------------------------------------------------------------------------------

FUND OBJECTIVE

High income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in a diversified range of high yield, high risk U.S. and foreign corporate bonds (sometimes called "junk bonds"). The fund also invests, to a lesser extent, in other types of bonds, preferred stocks and bonds that are convertible into common stock. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.

Brinson Advisors, the fund's investment manager, has appointed Massachusetts Financial Services Company ("MFS") as the fund's sub-adviser. In deciding which bonds to buy or sell for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three month total return outlook for various segments of the fixed income markets. This three month "horizon" outlook is used by the fund's portfolio manager as a tool in making or adjusting the fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 . Credit Risk -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for high yield, lower quality bonds than for bonds that are investment grade.

 . Interest Rate Risk -- The value of the fund's investments generally will fall when interest rates rise.

 . Foreign Investing and Emerging Markets Risks -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. All these risks are greater for investments in emerging market issuers than for issuers in more developed countries.

 . Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 . Derivatives Risk -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 3

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                              -------------------
                          PaineWebber High Income Fund



                                  Performance

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, when Mitchell Hutchins managed the fund's assets.
TOTAL RETURN ON CLASS A SHARES


                                    [GRAPH]

                                 TOTAL RETURN
                                 ------------
                               1991      47.02%
                               1992      24.06%
                               1993      22.74%
                               1994    (11.69)%
                               1995      10.96%
                               1996      17.73%
                               1997      12.98%
                               1998     (6.22)%
                               1999       8.55%
                                 CALENDAR YEAR
                                 -------------
                               2000    (30.56)%

 Best quarter during years shown: 1st quarter, 1991--19.96%%

 Worst quarter during years shown: 3rd quarter, 1998--(11.60)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

                                                                           CS
                                                                      FIRST BOSTON
CLASS                        CLASS A   CLASS B*  CLASS C     CLASS Y   HIGH YIELD
(INCEPTION DATE)            (8/31/84)  (7/1/91)  (7/2/92)   (2/20/98)  BOND INDEX
----------------            ---------  --------  --------   --------- ------------
One Year...................  (33.38)%   (34.24)% (31.47)%    (30.44)%    (5.21)%
Five Years.................   (2.03)%    (2.26)%  (1.74)%        N/A      4.51
Ten Years..................    7.07 %      N/A       N/A         N/A     11.20
Life of Class..............   6.54 %      4.50 %    1.78 %   (12.20)%       **

-------
* Assumes conversion of Class B shares to Class A shares after six years.

** Average annual total returns for the CS First Boston High Yield Bond Index for the life of each class were as follows: Class A -- N/A; Class B -- 8.71%; Class C --7.13%; Class Y --(1.40)%.

                                  ----------
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                               Prospectus Page 4

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                              -------------------
                          PaineWebber High Income Fund



                            Expenses and Fee Tables

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                              CLASS A CLASS B CLASS C CLASS Y
                                              ------- ------- ------- --------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a % of offering price)..................     4%   None     None     None
Maximum Contingent Deferred Sales Charge
 (Load) (CDSC)
 (as a % of offering price)..................  None       5%    0.75%    None
Exchange Fee.................................  None    None     None     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                              CLASS A CLASS B CLASS C CLASS Y
                                              ------- ------- ------- --------
Management Fees..............................  0.50%   0.50%    0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....  0.25    1.00     0.75     0.00
Other Expenses...............................  0.25    0.27     0.25     0.24
                                               ----    ----    -----   ------
Total Annual Fund Operating Expenses.........  1.00%   1.77%    1.50%    0.74%
                                               ====    ====    =====   ======

EXAMPLE

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                              ------- ------- ------- --------
Class A......................................  $498    $706    $ 930   $1,576
Class B (assuming sales of all shares at end
 of period)..................................   680     857    1,159    1,694
Class B (assuming no sales of shares)........   180     557      959    1,694
Class C (assuming sales of all shares at end
 of period)..................................   228     474      818    1,791
Class C (assuming no sales of shares)........   153     474      818    1,791
Class Y......................................    76     237      411      918

                                  ----------
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                               Prospectus Page 5

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund



                   More About Risks and Investment Strategies

--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade (sometimes referred to as "high yield, high risk bonds" and commonly known as "junk bonds") involve high credit risk and are considered speculative. Lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

Interest Rate Risk. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Foreign Investing and Emerging Markets Risks. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

Derivatives Risk. The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives as a hedge, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

Equity Risk. The prices of stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

ADDITIONAL INVESTMENT STRATEGIES

Defensive Positions; Cash Reserves. To protect itself from adverse market conditions, the fund may take a

                                  -----------
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                               Prospectus Page 6

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund

temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. The fund also may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the fund's investment objective. The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity.

Portfolio Turnover. The fund may engage in frequent trading in order to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.

The fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's distributions may have on shareholders.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 7

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund



                           Managing Your Fund Account

--------------------------------------------------------------------------------

FLEXIBLE PRICING

The fund offers four classes of shares -- Class A, Class B, Class C and Class
Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

                           SALES CHARGE AS A PERCENTAGE OF:  REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT      OFFERING PRICE NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------      -------------- ------------------- ----------------------------------
Less than $100,000......       4.00%            4.17%                       3.75%
$100,000 to $249,999....       3.00             3.09                        2.75
$250,000 to $499,999....       2.25             2.30                        2.00
$500,000 to $999,999....       1.75             1.78                        1.50
$1,000,000 and over(1)..       None             None                        1.00(2)

-------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.

(2) Brinson Advisors pays 1% to the dealer.

                                  -----------
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                               Prospectus Page 8

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

 . your spouse, parents or children under age 21;

 . your Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . a company that you control;

 . a trust that you created;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

 . accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

 . Are an employee of UBS PaineWebberSM or its affiliates or the spouse, parent or child under age 21 of a UBS PaineWebber employee;

 . Buy these shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

 --you were the Financial Advisor's client at the competing brokerage firm;

 --within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

 --you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

 . Acquire these shares through the reinvestment of dividends of a UBS
  PaineWebber unit investment trust;

 . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

SM UBS PaineWebber is a services mark of UBS AG.

 . Are a participant in the UBS PaineWebber Members Only SM Program. For investments made pursuant to this waiver, Brinson Advisors may make payments out of its own resources to UBS PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

 . Acquire these shares through a UBS PaineWebber InsightOne SM Program brokerage account.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                            PERCENTAGE BY WHICH
IF YOU SELL                                                THE SHARES' NET ASSET
SHARES WITHIN:                                             VALUE IS MULTIPLIED:
--------------                                             ---------------------
1st year since purchase...................................            5%
2nd year since purchase...................................            4
3rd year since purchase...................................            3
4th year since purchase...................................            2
5th year since purchase...................................            2
6th year since purchase...................................            1
7th year since purchase...................................         None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

 . First, Class B shares representing reinvested dividends, and

 . Second, Class B shares that you have owned the longest.

                                  -----------
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                               Prospectus Page 9

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                              -------------------
                          PaineWebber High Income Fund


Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

 . You participate in the Systematic Withdrawal Plan;

 . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

 . You receive a tax-free return of an excess IRA contribution;

 . You receive a tax-qualified retirement plan distribution following retirement;

 . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;

 . The shares are held in trust and the death of the trustee requires liquidation of the trust; or

 . The shares are sold in connection with a transfer from an existing
  PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

Sales Charge Waivers. You may be eligible to sell your shares without paying a contingent deferred sales charge if:
 . You are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets; or

 . The shares are sold in connection with a transfer from an existing
  PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers as described above, you will need to provide documentation to UBS PaineWebber or the fund. For more information, you should contact your UBS PaineWebber Financial Advisor or correspondent firm or call 1-800- 647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your UBS PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

 . Buy shares through PaineWebber's PACE SM Multi Advisor Program;

 . Buy $10 million or more of PaineWebber fund shares at any one time;

 . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

 . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.

The trustee of UBS PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing sales or distribution fees or sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

If you are a UBS PaineWebber client, or a client of a UBS PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 10

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund

application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

 . Contacting your Financial Advisor (if you have an account at UBS PaineWebber or at a UBS PaineWebber correspondent firm);

 . Mailing an application with a check; or

 . Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Brinson Advisors reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

 To open an account ..................................................... $1,000
 To add to an account.................................................... $  100

The fund may waive or reduce these amounts for:

 . Employees of UBS PaineWebber or its affiliates; or

 . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plans.

Frequent Trading. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations --
 also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Brinson Advisors believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Brinson Advisors and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Brinson Advisors believes to be a market timer.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with UBS PaineWebber or a UBS PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at UBS PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 . Your name and address;

 . The fund's name;

 . The fund account number;

 . The dollar amount or number of shares you want to sell; and

 . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 11

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund


Mail the letter to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of many other PaineWebber and PACE funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber and PACE funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

UBS PaineWebber and Correspondent Firm Clients. If you bought your shares through UBS PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a UBS PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

 . Your name and address;

 . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 . Your account number;

 . How much you are exchanging (by dollar amount or by number of shares to be sold); and

 . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through UBS PaineWebber, your UBS PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 12

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund


The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 13

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund



                                   Management

--------------------------------------------------------------------------------

MANAGER

Brinson Advisors is the manager and administrator of the fund. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On February 28, 2001, Brinson Advisors was manager, adviser or sub-adviser of 24 investment companies with 62 separate portfolios and aggregate assets of approximately $64.2 billion.

Brinson Advisors is a name under which Mitchell Hutchins Asset Management Inc. now conducts business. Mitchell Hutchins' name is expected to change to Brinson Advisors, Inc. effective on or about April 30, 2001.

Brinson Advisors, with the approval of the fund's board, has appointed an investment sub-adviser for the fund and reviews the performance of that sub-adviser.

SUB-ADVISER AND PORTFOLIO MANAGERS

Massachusetts Financial Services Company ("MFS") serves as sub-adviser for the fund. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2000, MFS had approximately $163 billion in assets under management.

Robert J. Manning and John Addeo are responsible for the day-to-day portfolio management of the fund. Mr. Manning is a senior vice president of MFS and the director of fixed income research. Mr. Manning has been employed in the investment management area of MFS since 1984. Mr. Addeo, a vice president of MFS, has been employed in the investment management area of MFS since 1998. Prior to joining MFS, Mr. Addeo was a vice president in the high yield department at Eaton Vance from 1997 to 1998, and a vice president in the high yield department of Keystone Investments from 1995 to 1997. Messrs. Manning and Addeo have held their fund responsibilities since October 10, 2000.

ADVISORY FEES

The fund paid fees to Brinson Advisors for advisory and administration services during the last fiscal year at the annual rate of 0.50% of its average daily net assets:

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without shareholder approval. The fund's shareholders approved this policy at their meeting on February 8, 2001.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 14

--------------------------------------------------------------------------------
                              -------------------
                          PaineWebber High Income Fund


                              Dividends and Taxes

--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares dividends daily and pays them monthly. The fund distributes substantially all of its gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at UBS PaineWebber or one of its corresponding firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will be taxed primarily as ordinary income. The distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.

--------------------------------------------------------------------------------

                              Financial Highlights
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Shorter periods are shown for classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 15

--------------------------------------------------------------------------------
                              -------------------

                       PaineWebber High Income Fund


                              Financial Highlights
--------------------------------------------------------------------------------

                                            CLASS A
                          -----------------------------------------------------


                                FOR THE YEARS ENDED NOVEMBER 30,
                          -----------------------------------------------------
                           2000++       1999        1998       1997      1996
                          --------    --------    --------   --------  --------
Net asset value,
 beginning of period....  $   6.12    $   6.66    $   7.63   $   7.35  $   6.96
                          --------    --------    --------   --------  --------
Net investment income...      0.57**      0.71 **     0.67       0.69      0.72
Net realized and
 unrealized gains
 (losses) from
 investments............     (2.19)**    (0.55)**    (0.99)      0.27      0.37
                          --------    --------    --------   --------  --------
Net increase (decrease)
 from investment
 operations.............     (1.62)       0.16       (0.32)      0.96      1.09
                          --------    --------    --------   --------  --------
Dividends from net
 investment income......     (0.60)      (0.70)      (0.65)     (0.68)    (0.70)
                          --------    --------    --------   --------  --------
Net asset value, end of
 period.................  $   3.90    $   6.12    $   6.66   $   7.63  $   7.35
                          ========    ========    ========   ========  ========
Total investment
 return(1)..............    (28.32)%      2.42%      (4.46)%    13.59%    16.55%
                          ========    ========    ========   ========  ========
Ratios/Supplemental
 data:
Net assets, end of
 period (000's).........  $104,692    $232,825    $258,559   $272,325  $243,564
Expenses to average net
 assets.................      1.00%       0.94%       0.91%      0.98%     0.96%
Net investment income to
 average net assets.....     10.58%      10.83%       9.10%      9.21%    10.10%
Portfolio turnover
 rate...................        64%         62%        161%       160%      142%

-------

* Annualized.

** Calculated using average daily shares outstanding for the year. + Commencement of issuance of shares

++Investment advisory functions for the Fund were transferred from Brinson
  Advisors to Massachusetts Financial Services Company on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 16

--------------------------------------------------------------------------------
                              -------------------

                       PaineWebber High Income Fund


                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------

                  CLASS B                                            CLASS C
 --------------------------------------------------- -------------------------------------------------
      FOR THE YEARS ENDED NOVEMBER 30,                   FOR THE YEARS ENDED NOVEMBER 30,
 --------------------------------------------------- -------------------------------------------------
 2000++       1999      1998       1997      1996    2000++      1999       1998       1997     1996
 -------     -------  --------   --------  --------  -------    -------    -------   --------  -------
 $  6.11     $  6.65  $   7.63   $   7.35  $   6.95  $  6.12    $  6.67    $  7.64   $   7.36  $  6.97
 -------     -------  --------   --------  --------  -------    -------    -------   --------  -------
    0.53**      0.66      0.63       0.63      0.66     0.55**     0.67 **    0.64       0.65     0.68
   (2.18)**    (0.55)    (1.01)      0.27      0.39    (2.19)**   (0.55)**   (0.99)      0.27     0.38
 -------     -------  --------   --------  --------  -------    -------    -------   --------  -------
   (1.65)       0.11     (0.38)      0.90      1.05    (1.64)      0.12      (0.35)      0.92     1.06
 -------     -------  --------   --------  --------  -------    -------    -------   --------  -------
   (0.56)      (0.65)    (0.60)     (0.62)    (0.65)   (0.57)     (0.67)     (0.62)     (0.64)   (0.67)
 -------     -------  --------   --------  --------  -------    -------    -------   --------  -------
 $  3.90     $  6.11  $   6.65   $   7.63  $   7.35  $  3.91    $  6.12    $  6.67   $   7.64  $  7.36
 =======     =======  ========   ========  ========  =======    =======    =======   ========  =======
  (28.76)%      1.63%    (5.32)%    12.76%    15.86%  (28.51)%     1.75%     (4.92)%    13.03%   15.96%
 =======     =======  ========   ========  ========  =======    =======    =======   ========  =======
 $30,933     $93,390  $176,997   $236,656  $215,492  $31,049    $80,961    $98,982   $115,757  $94,445
    1.77%       1.70%     1.66%      1.73%     1.71%    1.50%      1.44%      1.41%      1.48%    1.47%
    9.70%      10.03%     8.30%      8.45%     9.34%   10.05%     10.34%      8.58%      8.66%    9.60%
      64%         62%      161%       160%      142%      64%        62%       161%       160%     142%
                  CLASS Y
------------------------------------------
      FOR THE
    YEARS ENDED        FOR THE PERIOD
    NOVEMBER 30,     FEBRUARY 20, 1998+
------------------       THROUGH
  2000++    1999     NOVEMBER 30, 1998
--------- --------   -----------------
$ 6.11    $ 6.65         $ 7.79
--------- --------      ----------
  0.62**    0.72**         0.53
 (2.22)**   0.54**        (1.14)
--------- --------      ----------
 (1.60)     0.18          (0.61)
--------- --------      ----------
 (0.61)    (0.72)         (0.53)
--------- --------      ----------
$ 3.90    $ 6.11         $ 6.65
========= ========      ==========
(28.01)%    2.68%         (8.43)%
========= ========      ==========
$  466    $2,142         $2,633
  0.74%     0.68%          0.63%*
 10.62%    11.16%          9.78%*
    64%         %           161%



                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 17

--------------------------------------------------------------------------------
                              -------------------
                                  PaineWebber
                                High Income Fund

TICKER SYMBOL:  High Income Class: A:PHIAX.Q
                                   B:PHIBX.Q
                                   C:PWHDX.Q
                                   Y:None

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your UBS PaineWebber Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:

 . For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 . Free, from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov

PaineWebber Managed Investments Trust
--PaineWebber High Income Fund
Investment Company Act File No. 811-4040

(C) 2001 UBS PaineWebber Inc. All rights reserved.


                                  -----------
--------------------------------------------------------------------------------

                         PAINEWEBBER HIGH INCOME FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

   PaineWebber High Income Fund is a diversified series of PaineWebber Managed Investments Trust ("Managed Trust"), a professionally managed, open-end management investment company organized as a Massachusetts business trust ("Trust").

   Brinson Advisors (also known as "Mitchell Hutchins Asset Management Inc."), an indirect wholly owned asset management subsidiary of UBS AG, serves as the manager, administrator and distributor for the fund. Brinson Advisors has appointed an unaffiliated investment adviser, Massachusetts Financial Services Company ("MFS" or "sub-adviser"), to serve as the sub-adviser for the fund's investments. As distributor for the fund, Brinson Advisors has appointed UBS PaineWebber Inc. to serve as dealer for the sale of fund shares. UBS PaineWebberSM is a service mark of UBS AG.

   Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647-1568.

   This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated March 31, 2001. A copy of the Prospectus may be obtained by calling any UBS PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated March 31, 2001.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
    The Fund and Its Investment Policies.................................    2
    The Fund's Investments, Related Risks and Limitations................    2
    Strategies Using Derivative Instruments..............................   23
    Organization of the Trust; Trustees and Officers; Principal Holders
     and Management Ownership of Securities..............................   32
    Investment Management, Administration and Distribution Arrangements..   40
    Portfolio Transactions...............................................   45
    Reduced Sales Charges, Additional Exchange and Redemption Information
     and Other Services..................................................   47
    Conversion of Class B Shares.........................................   53
    Valuation of Shares..................................................   53
    Performance Information..............................................   54
    Taxes................................................................   57
    Other Information....................................................   60
    Financial Statements.................................................   61
    Appendix.............................................................  A-1

--------

SM UBS PaineWebber is a service mark of UBS AG.

                     THE FUND AND ITS INVESTMENT POLICIES

   The fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

   The fund's investment objective is to provide high income. The fund normally invests at least 65% of its total assets in high yield, high risk income-producing corporate bonds that, at the time of purchase, are rated B or better by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another rating agency or, if unrated, are considered to be of comparable quality by the sub-adviser. The fund may include in this 65% of its total assets any equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds, so long as the corporate bonds meet these quality requirements. The fund also may invest up to 35% of its total assets in (1) bonds that are rated below B (and rated as low as D by S&P or C by Moody's) or comparable unrated bonds, (2) U.S. government bonds, (3) equity securities and (4) money market instruments, including repurchase agreements.

   Up to 35% of the fund's net assets may be invested in securities of foreign issuers, including securities that are U.S. dollar denominated but whose value is linked to the value of foreign currencies. However, no more than 10% of the fund's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar.

   Up to 25% of the fund's total assets may be invested in bonds and equity securities that are not paying current income. The fund may purchase these securities if the sub-advisers believe they have a potential for capital appreciation.

   The fund normally invests at least 65% of its total assets in income-producing securities, which may include zero coupon bonds, other original issue discount securities, payment-in-kind securities and principal only mortgage backed securities. The fund also may invest up to 5% of its net assets in fixed and floating rate loans through either participations in or assignments of all or a portion of loans made by banks.

   The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."


             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

   The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

   BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

   Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

   EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

   Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

   While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

   CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

   Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

   In addition to ratings assigned to individual bond issues, the sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

   Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

   Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk" bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by the sub-adviser to be of comparable quality. The fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

   The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent years by volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

   The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit the fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

   U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

   U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

   Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while the fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes--Other Information," below.

   ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

   MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

   Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

   A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

   Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

   CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

   Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

   The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

   During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. The sub-adviser seeks to manage the fund's investments in mortgage-backed securities so that the volatility of the fund's portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Fund's Investments, Related Risks and Limitations--Duration." If the sub-adviser does not compute the duration of mortgage-backed securities correctly, the value of the fund's portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by the fund change in ways that the sub-adviser does not anticipate, the fund's ability to meet its investment objective may be reduced.

   More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the fund expects to invest in those new types of mortgage-backed securities that the sub-adviser believes may assist the fund in achieving its investment objective. Similarly, the fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein. The fund that may invest in foreign securities may invest in foreign mortgage-backed securities, which may be structured differently than domestic mortgage-backed securities.

   Ginnie Mae Certificates--Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

   Fannie Mae Certificates--Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

   Freddie Mac Certificates--Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

   Private Mortgage-Backed Securities--Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations--Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

   Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-Throughs--CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

   Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

   Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed-rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

   Types of Credit Enhancement--To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

   Special Characteristics of Mortgage- and Asset-Backed Securities--The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

   The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

   Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the fund's yield.

   Adjustable Rate Mortgage and Floating Rate Mortgage-Backed Securities-- Adjustable rate mortgage ("ARM") securities (sometimes referred to as "ARMs") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed-rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM loan, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

   ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

   The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

   Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

   INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

   Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of the fund's assets are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

   The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

   Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

   FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of the fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, the fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments" below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

   Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

   The fund values its assets daily in U.S. dollars, and does not intend to convert them to U.S. dollars on a daily basis. The fund may convert foreign currency to U.S. dollars from time to time. The fund's foreign currencies may at times be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the fund could suffer a loss of some or all of the amounts deposited.

   The U.S. dollar value of fund assets that are denominated in foreign currencies may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. Funds that conduct currency exchange transactions do so either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

   EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the U.S. dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

   Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operations. These restrictions could make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

   If, because of restrictions on repatriation or conversion, the fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes--Qualification as a Regulated Investment Company," below.

   Social, Political and Economic Factors. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of the fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the fund.

   The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

   Financial Information and Legal Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

   In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

   FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

   Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

   A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

   The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the fund's portfolio is managed in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

   Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

   Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady

Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

   Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the fund. Certain countries in which the fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require the fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

   Brady Bonds. Brady Bonds are sovereign debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund, ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

   Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

   Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

   Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

   STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

   Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

   CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. The fund may experience loss of principal due to these adjustments.

   ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying debt securities and sell the principal and the coupons separately.

   Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

   Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.

   Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes," below), the fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

   Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured coupons or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

   CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

   A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The fund may invest in convertible securities and hold any equity securities it acquires, upon conversion subject only to its limitations on holding equity securities.

   LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. The fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The fund will acquire Participations only if the sub-advisor determines that the selling Lender is creditworthy.

   When the fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

   Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to the fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

   TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. The fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if Brinson Advisors selects a new sub-adviser to manage all or part of the fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new sub-adviser. Money market investment include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings associations, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks,
(5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements; and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles.

   WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

   ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those the sub-adviser has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers that agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest only and principal only classes of mortgage-backed securities generally are considered illiquid. However, interest only and principal only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the sub-adviser has determined that they are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

   Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act") and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

   Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradeable in the country in which they are principally traded, those securities generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of the securities, and the fund might be unable to dispose of them promptly or at favorable prices.

   The board has delegated the function of making day-to-day determinations of liquidity to the sub-advisers pursuant to guidelines approved by the board. The sub-adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The sub-adviser monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

   Brinson Advisors and the sub-adviser monitor the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors and the sub-adviser will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required immediately to dispose of illiquid securities under these circumstances.

   REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

   Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties in transactions believed by the sub-adviser to present minimum credit risks.

   REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Fund's Investments, Related Risks and Limitations-- Segregated Accounts."

   Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than a normal settlement date at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

   A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Fund's Investments, Related Risks and Limitations--Segregated Accounts." The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if the sub-adviser deems it advantageous to do so, which may result in a gain or loss to the fund.

   DOLLAR ROLLS. In a dollar roll, a fund sells TBA mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to the fund's limitation on borrowings.

   DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the sub-adviser in portfolio selection and yield curve positioning for the fund's bond investments. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

   Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

   Duration allows the sub-adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if the sub-adviser calculates the duration of the fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

   Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

   There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the sub-adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

   LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

   Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program.

   SHORT SALES "AGAINST THE BOX." The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

   The fund might make a short sale "against the box" to hedge against market risks when the sub-adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

   SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures, forward currency contracts and swaps.

   INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund would invest in the shares of other investment companies when, in the judgment of the sub-adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or load.

   COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen these risks, the sub-adviser, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

INVESTMENT LIMITATIONS OF THE FUND

   FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of
(a) more than 50% of its outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

   The fund will not:

   (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

   (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

   (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

   The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered the making of a loan.

   (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

   (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

   The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

   NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

   The fund will not:

   (1) invest more than 10% of its net assets in illiquid securities.

   (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

   (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

   GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The sub-adviser may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts and swaps. The fund also may use forward currency contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. In particular, the fund may use the Derivative Instruments described below.

   The fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If the sub-adviser, is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, the fund may have lower net income and a net loss on the investment.

   Options on Securities and Foreign Currencies--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

   Options on Securities Indices--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

   Securities Index Futures Contracts--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

   Interest Rate and Foreign Currency Futures Contracts--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

   Options on Futures Contracts--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term or at specified times or at the expiration of the option, depending on the type of option involved. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

   Forward Currency Contracts--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

   GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its portfolio. The fund may use Derivative Instruments to maintain exposure to bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), to facilitate trading or to adjust its exposure to different asset classes.The fund also may use Derivative Instruments on currencies, including forward currency contracts, to hedge against price changes of securities that the fund owns or intends to acquire that are attributable to changes in the value of the currencies in which the securities are denominated. The fund may also use Derivative Instruments on currencies to shift exposure from one currency to another or to attempt to realize gains from favorable changes in exchange rates.

   Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

   Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

   The fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when the sub-adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when the sub-adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

   Derivative Instruments on securities or currencies generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

   Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Gain strategies may include using Derivative Instruments to increase or decrease the fund's exposure to different asset classes without buying or selling the underlying instruments. The fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

   The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

   In addition to the products, strategies and risks described below and in the Prospectus, the sub-adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The sub-adviser may use these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

   SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

   (1) Successful use of most Derivative Instruments depends upon the ability of the sub-adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the sub-adviser is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

   (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

   (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because the sub-adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

   (4) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

   COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

   Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices and on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, the fund may also use options to attempt to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The Funds' Investments, Related Risks and Limitations--Illiquid Securities."

   The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the over-the-counter debt options or foreign currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable on certain specified dates before expiration. Options that expire unexercised have no value.

   The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

   The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

   The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

   If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

   The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

   LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

   (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

   (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

   (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

   FUTURES. The fund may purchase and sell securities index futures contracts and interest rate futures contracts. The fund also may purchase and sell foreign currency futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance return or realize gains.

   Futures strategies also can be used to manage the average duration of the fund's portfolio. If the sub-adviser wishes to shorten the average duration of the fund's portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the sub-adviser wishes to lengthen the average duration of the fund's portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

   The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

   No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

   Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

   Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

   If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

   Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

   LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

   (1) The aggregate initial margin and premiums on futures contracts and related options that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of a fund's net assets.

   (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

   (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

   FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

   The fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which the sub-adviser believes will have a positive correlation to the value of the currency being hedged. In addition, the fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the sub-adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

   The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

   Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

   FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

   The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

   As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

   The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

   LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

   SWAP TRANSACTIONS. Swap transactions include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

   The fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

   The fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, the sub-adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "The Fund's Investments, Related Risks and Limitations--Segregated Accounts." The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are written by the fund.

   The fund will enter into interest rate swap transactions only with banks or recognized securities dealers or their affiliates believed by the sub-adviser to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

 ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS AND
                      MANAGEMENT OWNERSHIP OF SECURITIES

   The Trust was formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts and presently has two operating series. The Trust is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

   The Trust is governed by a board of trustees, which oversees its operations. The trustees (sometimes referred to as "board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                                        BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS; AGE    POSITION WITH THE TRUST             DIRECTORSHIPS
 ---------------------    ----------------------- --------------------------------------
Margo N. Alexander*+; 54          Trustee         Mrs. Alexander is Chairman (since
                                                  March 1999), a director of Brinson
                                                  Advisors (since January 1995), and an
                                                  executive vice president and director
                                                  of UBS PaineWebber (since March 1984).
                                                  She was chief executive officer of
                                                  Mitchell Hutchins from January 1995 to
                                                  October 2000. Mrs. Alexander is a
                                                  director or trustee of 22 investment
                                                  companies for which Brinson Advisors,
                                                  UBS PaineWebber or one of their
                                                  affiliates serves as investment
                                                  adviser.

                                                            BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS; AGE      POSITION WITH THE TRUST               DIRECTORSHIPS
 ---------------------    --------------------------- --------------------------------------
Richard Q. Armstrong; 65            Trustee           Mr. Armstrong is chairman and
 R.Q.A. Enterprises                                   principal of R.Q.A. Enterprises
 One Old Church Road                                  (management consulting firm) (since
 Unit #6                                              April 1991 and principal occupation
 Greenwich, CT 06830                                  since March 1995). He is also a
                                                      director of Alfresh Beverages Canada,
                                                      Inc. (a Canadian Beverage subsidiary
                                                      of Alfresh Foods Inc.) (since October
                                                      2000). Mr. Armstrong was chairman of
                                                      the board, chief executive officer and
                                                      co-owner of Adirondack Beverages
                                                      (producer and distributor of soft
                                                      drinks and sparkling/still waters)
                                                      (October 1993-March 1995). He was a
                                                      partner of The New England Consulting
                                                      Group (management consulting firm)
                                                      (December 1992-September 1993). He was
                                                      managing director of LVMH U.S.
                                                      Corporation (U.S. subsidiary of the
                                                      French luxury goods conglomerate,
                                                      Louis Vuitton Moet Hennessey
                                                      Corporation) (1987-1991) and chairman
                                                      of its wine and spirits subsidiary,
                                                      Schieffelin & Somerset Company (1987-
                                                      1991). Mr. Armstrong is a director or
                                                      trustee of 21 investment companies for
                                                      which Brinson Advisors, UBS
                                                      PaineWebber or one of their affiliates
                                                      serves as investment adviser.

E. Garrett Bewkes,        Trustee and Chairman of the Mr. Bewkes serves as a consultant to
 Jr.**+; 74                    Board of Trustees      UBS Paine Webber (since May 1999).
                                                      Prior to November 2000, he was a
                                                      director of Paine Webber Group Inc.
                                                      ("PW Group," formerly the holding
                                                      company of UBS PaineWebber and Brinson
                                                      Advisors), and prior to 1996, he was a
                                                      consultant to PW Group. Prior to 1988,
                                                      he was chairman of the board,
                                                      president and chief executive officer
                                                      of American Bakeries Company. Mr.
                                                      Bewkes is a director of Interstate
                                                      Bakeries Corporation. Mr. Bewkes is a
                                                      director or trustee of 32 investment
                                                      companies for which Brinson Advisors,
                                                      UBS PaineWebber or one of their
                                                      affiliates serves as investment
                                                      adviser.

                                                            BUSINESS EXPERIENCE; OTHER
   NAME AND ADDRESS; AGE      POSITION WITH THE TRUST             DIRECTORSHIPS
   ---------------------      ----------------------- --------------------------------------
Richard R. Burt; 54                   Trustee         Mr. Burt is chairman of IEP Advisors,
 1275 Pennsylvania Ave, N.W.                          LLP (international investments and
 Washington, D.C. 20004                               consulting firm) (since March 1994)
                                                      and a partner of McKinsey & Company
                                                      (management consulting firm) (since
                                                      1991). He is also a director of
                                                      Archer-Daniels-Midland Co.
                                                      (agricultural commodities), Hollinger
                                                      International Co. (publishing),
                                                      Homestake Mining Corp. (gold mining),
                                                      six investment companies in the
                                                      Deutsche Bank family of funds, nine
                                                      investment companies in the Flag
                                                      Investors family of funds, The Central
                                                      European Fund, Inc. and The Germany
                                                      Fund, Inc., vice chairman of Anchor
                                                      Gaming (provides technology to gaming
                                                      and wagering industry) (since July
                                                      1999) and chairman of Weirton Steel
                                                      Corp. (makes and finishes steel
                                                      products) (since April 1996). He was
                                                      the chief negotiator in the Strategic
                                                      Arms Reduction Talks with the former
                                                      Soviet Union (1989-1991) and the U.S.
                                                      Ambassador to the Federal Republic of
                                                      Germany (1985-1989). Mr. Burt is a
                                                      director or trustee of 21 investment
                                                      companies for which Brinson Advisors,
                                                      UBS PaineWebber or one of their
                                                      affiliates serves as investment
                                                      adviser.

Meyer Feldberg; 59                    Trustee         Mr. Feldberg is Dean and Professor of
 Columbia University                                  Management of the Graduate School of
 101 Uris Hall                                        Business, Columbia University. Prior
 New York, NY 10027                                   to 1989, he was president of the
                                                      Illinois Institute of Technology. Dean
                                                      Feldberg is also a director of
                                                      Primedia Inc. (publishing), Federated
                                                      Department Stores, Inc. (operator of
                                                      department stores) and Revlon, Inc.
                                                      (cosmetics). Dean Feldberg is a
                                                      director or trustee of 29 investment
                                                      companies for which Brinson Advisors,
                                                      UBS PaineWebber or one of their
                                                      affiliates serves as investment
                                                      adviser.

George W. Gowen; 71                   Trustee         Mr. Gowen is a partner in the law firm
 666 Third Avenue                                     of Dunnington, Bartholow & Miller.
 New York, NY 10017                                   Prior to May 1994, he was a partner in
                                                      the law firm of Fryer, Ross & Gowen.
                                                      Mr. Gowen is a director or trustee of
                                                      29 investment companies for which
                                                      Brinson Advisors, UBS PaineWebber or
                                                      one of their affiliates serves as
                                                      investment adviser.

 NAME AND ADDRESS; AGE   POSITION WITH THE TRUST BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
 ---------------------   ----------------------- ----------------------------------------
Frederic V. Malek; 64            Trustee         Mr. Malek is chairman of Thayer
 1455 Pennsylvania Ave,                          Capital Partners (merchant bank) and
 N.W.                                            chairman of Thayer Hotel Investors II
 Suite 350                                       and Lodging Opportunities Fund (hotel
 Washington, DC 20004                            investment partnerships). From January
                                                 1992 to November 1992, he was campaign
                                                 manager of Bush-Quayle '92. From 1990
                                                 to 1992, he was vice chairman and,
                                                 from 1989 to 1990, he was president of
                                                 Northwest Airlines Inc. and NWA Inc.
                                                 (holding company of Northwest Airlines
                                                 Inc.). Prior to 1989, he was employed
                                                 by the Marriott Corporation (hotels,
                                                 restaurants, airline catering and
                                                 contract feeding), where he most
                                                 recently was an executive vice
                                                 president and president of Marriott
                                                 Hotels and Resorts. Mr. Malek is also
                                                 a director of Aegis Communications,
                                                 Inc. (tele-services), American
                                                 Management Systems, Inc. (management
                                                 consulting and computer related
                                                 services), Automatic Data Processing,
                                                 Inc., (computing services), CB Richard
                                                 Ellis, Inc. (real estate services),
                                                 FPL Group, Inc. (electric services),
                                                 Global Vacation Group (packaged
                                                 vacations), HCR/Manor Care, Inc.
                                                 (health care), SAGA Systems, Inc.
                                                 (software company) and Northwest
                                                 Airlines Inc. Mr. Malek is a director
                                                 or trustee of 21 investment companies
                                                 for which Brinson Advisors,
                                                 UBS PaineWebber or one of their
                                                 affiliates serves as investment
                                                 adviser.

Carl W. Schafer; 65              Trustee         Mr. Schafer is president of the
 66 Witherspoon Street,                          Atlantic Foundation (charitable
 #1100                                           foundation supporting mainly
 Princeton, NJ 08542                             oceanographic exploration and
                                                 research). He is a director of Labor
                                                 Ready, Inc. (temporary employment),
                                                 Roadway Express, Inc. (trucking), The
                                                 Guardian Group of Mutual Funds, the
                                                 Harding, Loevner Funds, E.I.I. Realty
                                                 Trust (investment company), Electronic
                                                 Clearing House, Inc. (financial
                                                 transactions processing), Frontier Oil
                                                 Corporation and Nutraceutix, Inc.
                                                 (biotechnology company). Prior to
                                                 January 1993, he was chairman of the
                                                 Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute. Mr.
                                                 Schafer is a director or trustee of 21
                                                 investment companies for which Brinson
                                                 Advisors, UBS PaineWebber or one of
                                                 their affiliates serves as investment
                                                 adviser.

 NAME AND ADDRESS; AGE   POSITION WITH THE TRUST BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
 ---------------------   ----------------------- ----------------------------------------
Brian M. Storms*+; 46     Trustee and President  Mr. Storms is chief executive officer
                                                 (since October 2000) and president of
                                                 Brinson Advisors (since March 1999).
                                                 Mr. Storms was president of Prudential
                                                 Investments (1996-1999). Prior to
                                                 joining Prudential he was a managing
                                                 director at Fidelity Investments. Mr.
                                                 Storms is a director or trustee of 22
                                                 investment companies for which Brinson
                                                 Advisors, UBS PaineWebber or one of
                                                 their affiliates serves as investment
                                                 adviser.

T. Kirkham Barneby*; 54      Vice President      Mr. Barneby is a managing director and
                                                 chief investment officer--quantitative
                                                 investments of Brinson Advisors. Mr.
                                                 Barneby is a vice president of 9
                                                 investment companies for which Brinson
                                                 Advisors, UBS PaineWebber or one of
                                                 their affiliates serves as investment
                                                 adviser.

Tom Disbrow***, 35         Vice President and    Mr. Disbrow is a first vice president
                           Assistant Treasurer   and a senior manager of the mutual
                                                 fund finance department of Brinson
                                                 Advisors. Prior to November 1999, he
                                                 was a vice president of Zweig/Glaser
                                                 Advisers. Mr. Disbrow is a vice
                                                 president and assistant treasurer of
                                                 22 investment companies for which
                                                 Brinson Advisors, UBS PaineWebber or
                                                 one of their affiliates serves as
                                                 investment adviser.

Amy R. Doberman**; 39        Vice President      Ms. Doberman is a senior vice
                                                 president and general counsel of
                                                 Brinson Advisors. From December 1996
                                                 through July 2000, she was general
                                                 counsel of Aeltus Investment
                                                 Management, Inc. Prior to working at
                                                 Aeltus, Ms. Doberman was a Division of
                                                 Investment Management Assistant Chief
                                                 Counsel at the SEC. Ms. Doberman is a
                                                 vice president of 21 investment
                                                 companies and a vice president and
                                                 secretary of one investment company
                                                 for which Brinson Advisors, UBS
                                                 PaineWebber or one of their affiliates
                                                 serves as investment adviser.

 NAME AND ADDRESS; AGE   POSITION WITH THE TRUST BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
 ---------------------   ----------------------- ----------------------------------------

Kevin J. Mahoney***; 35    Vice President and    Mr. Mahoney is a first vice president
                           Assistant Treasurer   and a senior manager of the mutual
                                                 fund finance department of Mitchell
                                                 Hutchins. From August 1996 through
                                                 March 1999, he was the manager of the
                                                 mutual fund internal control group of
                                                 Salomon Smith Barney. Prior to August
                                                 1996, he was an associate and
                                                 assistant treasurer for BlackRock
                                                 Financial Management L.P. Mr. Mahoney
                                                 is a vice president and assistant
                                                 treasurer of 22 investment companies
                                                 for which Brinson Advisors, UBS
                                                 PaineWebber or one of their affiliates
                                                 serves as investment adviser.

Dianne E. O'Donnell**;       Vice President      Ms. O'Donnell is a senior vice
 48                           and Secretary      president and deputy general counsel
                                                 of Mitchell Hutchins. Ms. O'Donnell is
                                                 a vice president and secretary of 21
                                                 investment companies and a vice
                                                 president and assistant secretary of
                                                 one investment company for which
                                                 Brinson Advisors, UBS PaineWebber or
                                                 one of their affiliates serves as
                                                 investment adviser.

Emil Polito*; 40             Vice President      Mr. Polito is the director of
                                                 investment support and mutual fund
                                                 services of Brinson Advisors. From
                                                 July 2000 to October 2000, he was a
                                                 senior manager of investment systems
                                                 at Dreyfus Corp. Prior to July 2000,
                                                 Mr. Polito was a senior vice president
                                                 and director of operations and control
                                                 for Mitchell Hutchins. Mr. Polito is
                                                 also vice president of 22 investment
                                                 companies for which Brinson Advisors,
                                                 UBS PaineWebber or any of their
                                                 affiliates serves as investment
                                                 adviser.

Paul H. Schubert***; 38      Vice President      Mr. Schubert is a senior vice
                              and Treasurer      president and director of the mutual
                                                 fund finance department of Mitchell
                                                 Hutchins. Mr. Schubert is a vice
                                                 president and treasurer of 22
                                                 investment companies for which Brinson
                                                 Advisors, UBS PaineWebber or one of
                                                 their affiliates serves as investment
                                                 adviser.

Keith A. Weller**; 39      Vice President and    Mr. Weller is a first vice president
                           Assistant Secretary   and senior associate general counsel
                                                 of Mitchell Hutchins. Mr. Weller is a
                                                 vice president and assistant secretary
                                                 of 22 investment companies for which
                                                 Brinson Advisors, UBS PaineWebber or
                                                 one of their affiliates serves as
                                                 investment adviser.

--------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New
   York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington
    Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

+ Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins and/or UBS PaineWebber.

   The Trust pays each trustee who is not an "interested person" of the Trust $1,000 annually for each series and $150 per series for attending each board meeting and each separate meeting of a board committee. The Trust presently has two operating series and thus pays each such trustee $2,000 annually, plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Because Brinson Advisors and UBS PaineWebber perform substantially all of the services necessary for the operation of the Trust and the fund, the Trust requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

   The table below includes certain information relating to the compensation by the Trust of its current board members and the compensation of those board members from all PaineWebber funds during the periods indicated.

                              COMPENSATION TABLE+

                                                AGGREGATE   TOTAL COMPENSATION
                                               COMPENSATION FROM THE TRUST AND
             NAME OF PERSON, POSITION          FROM TRUST*  THE FUND COMPLEX**
             ------------------------          ------------ ------------------
    Richard Q. Armstrong,
     Trustee..................................   $13,605         $108,232
    Richard R. Burt,
     Trustee..................................    13,605          108,232
    Meyer Feldberg,
     Trustee..................................    13,605          173,982
    George W. Gowen,
     Trustee..................................    16,429          173,982
    Frederic V. Malek,
     Trustee..................................    13,605          108,232
    Carl W. Schafer,
     Trustee..................................    13,365          106,372

--------
+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.

* Represents fees paid to each board member from the Trust indicated for the fiscal year ended November 30, 2000. During that period, the Trust had eight operating series.

** Represents total compensation paid during the calendar year ended December
   31, 2000, to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

   As of March 1, 2001, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

   As of March 1, 2001, the following shareholders were shown in the fund's records as owning 5% or more of a class of a fund's shares. Management is not aware of any other persons who own beneficially 5% or more of any class of the fund's shares.

                                           PERCENTAGE OF SHARES BENEFICIALLY
NAME AND ADDRESS*                              OWNED AS OF MARCH 1, 2001
-----------------                          ---------------------------------
PaineWebber Custodian             Class Y                27.19%
PaineWebber CDN FBO
Gertrude A. Tormey
PaineWebber Custodian             Class Y                16.53%
PaineWebber CDN FBO
Jerry M. Zeigler
The Sue H. Schumann Trust         Class Y                 5.75%
Sue H. Schumann and
Louis A. Schumann Jr., Trustees

--------

* The shareholders listed may be contacted c/o Brinson Advisors, 51 West 52nd Street, New York, NY 10019-6114.

      INVESTMENT MANAGEMENT, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

   INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment manager and administrator for the fund pursuant to a contract ("Management Contract") with the Trust. The fund pays Brinson Advisors an annual fee of 0.50% of its average daily net assets. All fees paid under the Management Contract are computed daily and paid monthly. Under the Management Contract and a prior investment advisory and administration contract, the fund paid (or accrued) fees to Brinson Advisors of $1,466,466, $2,408,964 and $3,036,812, during the fiscal years ended November 30, 2000, November 30, 1999 and November 30, 1998, respectively.

   Under the terms of the Management Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. General expenses of the Trust not readily identifiable as belonging to a specific series of the Trust are allocated among series by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or Binson Advisors; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; (18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities;
(21) interest on borrowings of the fund; and (22) fees or expenses related to license agreements with respect to securities indices.

   Under the Management Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a fund in connection with the performance of the Management Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Brinson Advisors, or by Brinson Advisors on 60 days' written notice to the Trust.

   The Management Contract authorizes Mitchell Hutchins to retain one or more sub-advisers, Brinson Advisors has entered into a sub-investment advisory contract with MFS ("Sub-Advisory Contract") pursuant to which MFS serves as sub-adviser for the fund. Under the Sub-Advisory Contract, Brinson Advisors (not the fund) pays MFS a fee in the annual amount of 0.45% of the fund's average daily net assets. Under a prior, substantially identical Interim Sub-Advisory Contract, Mitchell Hutchins (not the fund) paid MFS sub-advisory fees of $67,584 for the period October 10, 2000 to November 30, 2000. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc.

   Under the Sub-Advisory Contract, MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the fund, its shareholders or Brinson Advisors in connection with the Sub-Advisory Contract, except any liability to any of them to which MFS would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract. The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Management Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' notice to MFS, or by MFS on 60 days' written notice to Brinson Advisors. The Sub-Advisory Contract also may be terminated by Brinson Advisors (1) upon material breach by MFS of its representations and warranties, which breach shall not have been cured within a 20 day period after notice of such breach or (2) if MFS becomes unable to discharge its duties and obligations under the Sub-Advisory Contract.


   NET ASSETS. The following table shows the approximate net assets as of February 28, 2001, sorted by category of investment objective, of the investment companies as to which Brinson Advisors serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
                            INVESTMENT CATEGORY                         ($MIL)
                            -------------------                       ----------
       Domestic (excluding Money Market)............................. $ 6,965.0
       Global........................................................   4,969.3
       Equity/Balanced...............................................   7,805.7
       Fixed Income (excluding Money Market).........................   4,128.6
       Taxable Fixed Income..........................................   2,737.2
       Tax-Free Fixed Income.........................................   1,391.4
       Money Market Funds............................................  51,037.7

   PERSONAL TRADING POLICIES. The fund, Brinson Advisors and MFS, each has adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

   DISTRIBUTION ARRANGEMENTS. Brinson Advisors acts as the distributor of each class of shares of the fund under a distribution contract with the Trust ("Distribution Contract") that requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Under a dealer agreement between Brinson Advisors and UBS PaineWebber relating to each class of shares of the fund ("Dealer Agreement"), UBS PaineWebber and its correspondent firms sell the fund's shares. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114 and UBS PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028.

   Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the fund pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, the fund pays a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares. There is no distribution plan with respect to the fund's Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.

   Brinson Advisors uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by UBS PaineWebber clients. UBS PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

   Brinson Advisors uses the distribution fees under the Class B and Class C Plans to:

   . Offset the commissions it pays to UBS PaineWebber for selling the fund's Class B and Class C shares, respectively.

   . Offset the fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

   UBS PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Brinson Advisors receives no special compensation from the fund or investors at the time Class B or C shares are bought.

   Brinson Advisors receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

   The Plans for Class A, Class B and Class C shares and the Distribution Contract specify that the fund must pay service and distribution fees to Brinson Advisors for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Binson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Brinson Advisors' sole responsibility and not that of the fund. Annually, the board reviews the Plans and Brinson Advisors' corresponding expenses for each class separately from the Plans and expenses of the other classes.

   Among other things, each Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of that Trust.

   In reporting amounts expended under the Plans to the board members, Brinson Advisors allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.

   The fund paid (or accrued) the following service and/or distribution fees to Brinson Advisors under the Class A, Class B and Class C Plans during the fiscal year ended November 30, 2000:

Class A................................................................ $440,373
Class B................................................................  587,346
Class C................................................................  430,362

   Brinson Advisors estimates that it and its affiliate, UBS PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended November 30, 2000:

CLASS A
Marketing and advertising............................................. $281,072
Amortization of commissions...........................................   -0-
Printing of prospectuses and SAIs.....................................   13,440
Branch network costs allocated and interest expense...................  848,254
Service fees paid to UBS PaineWebber Financial Advisors...............  168,761

CLASS B
Marketing and advertising............................................. $ 95,517
Amortization of commissions...........................................  555,741
Printing of prospectuses and SAIs.....................................    4,567
Branch network costs allocated and interest expense...................  279,737
Service fees paid to UBS PaineWebber Financial Advisors...............   56,332

CLASS C
Marketing and advertising.............................................. $92,242
Amortization of commissions............................................ 110,008
Printing of prospectuses and SAIs......................................   4,412
Branch network costs allocated and interest expense.................... 274,259
Service fees paid to UBS PaineWebber Financial Advisors................  55,003

   "Marketing and advertising" includes various internal costs allocated by Brinson Advisors to its efforts at distributing the funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Brinson Advisors. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various UBS PaineWebber departments involved in the distribution of the fund's shares, including the UBS PaineWebber retail branch system.

   In approving the fund's overall Flexible Pricing SM system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

   In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Brinson Advisors' belief that the initial sales charge combined with a service fee would be attractive to UBS PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Brinson Advisors, (5) the services provided by UBS PaineWebber pursuant to its Dealer Agreement with Brinson Advisors and (6) Brinson Advisors' shareholder service-related expenses and costs.

   In approving the Class B Plan, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Brinson Advisors' belief that the ability of UBS PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Brinson Advisors, (6) the services provided by UBS PaineWebber pursuant to its Dealer Agreement with Brinson Advisors and (7) Brinson Advisors' shareholder service- and distribution-related expenses and costs. The board members also recognized that Brinson Advisors' willingness to compensate UBS PaineWebber and its Financial Advisors, without the concomitant receipt by Brinson Advisors of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

   In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Brinson Advisors' belief that the ability of UBS PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Brinson Advisors, (6) the services provided by UBS PaineWebber pursuant to its Dealer Agreement with Brinson Advisors and (7) Brinson Advisors' shareholder service-and distribution-related expenses and costs. The board members also recognized that Brinson Advisors' willingness to compensate UBS PaineWebber and its Financial Advisors, without the concomitant receipt by Brinson Advisors of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.

   With respect to each Plan, the board considered all compensation that Brinson Advisors would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Brinson Advisors under each Plan in that Brinson Adviosrs would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

   Under the Distribution Contract for the Class A shares for the fiscal years set forth below, Brinson Advisors earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to UBS PaineWebber as dealer.

                                                 FISCAL YEARS ENDED NOVEMBER 30,
                                                 -------------------------------
                                                   2000       1999       1998
                                                 -------------------- ----------
     Earned..................................... $  39,959   $303,464   $419,260
     Retained................................... $     537     22,045     33,441

   Brinson Advisors earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares for the fiscal year ended November 30, 2000:

    Class A............................................................ $      0
    Class B............................................................  366,857
    Class C............................................................    8,190

                            PORTFOLIO TRANSACTIONS

   Subject to policies established by the board, the sub-adviser is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins the sub-adviser seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the over-the-counter market on a "net" basis without a stated commission through dealers acting for their own accounts and not through brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. While the sub-adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. During the fiscal years ended November 30, 2000, November 30, 1999 and November 30, 1998, the fund paid brokerage commissions of $96,505, $23,954 and $8,104, respectively.



   The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through UBS PaineWebber or its affiliates, or through brokerage affiliates of the sub-adviser. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to UBS PaineWebber, its affiliates or brokerage affiliates of the sub-adviser are reasonable and fair. Specific provisions in the Management Contract and the Sub-Advisory Contract authorize Brinson Advisors and the sub-adviser, respectively, and any of their affiliates that is a member of a national securities exchange to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. The fund paid no brokerage commissions to UBS PaineWebber or any affiliate of UBS PaineWebber or the sub-adviser during the last three fiscal years.

   Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of UBS PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

   In selecting brokers, the sub-adviser will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, the sub-adviser may cause the fund to purchase and sell portfolio securities through brokers who provide the sub-adviser with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that the sub-adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the sub-adviser, to the fund and its other clients.

   Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

   For the fiscal year ended November 30, 2000, the fund did not direct any portfolio transactions to brokers chosen because they provide research, analysis, advice and similar services.

   For purchases or sales with broker-dealer firms that act as principal, the sub-adviser seeks best execution. Although the sub-adviser may receive certain research or execution services in connection with these transactions, the sub-adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The sub-adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

   Research services and information received from brokers or dealers are supplemental to the sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by the sub-adviser in advising other funds or accounts and, conversely, research services furnished to the sub-adviser by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

   Investment decisions for the fund and for other investment accounts managed by the sub-adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

   The fund will not purchase securities that are offered in underwritings in which PaineWebber or an affiliate of UBS PaineWebber or the sub-adviser is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS PaineWebber or any affiliate thereof or an affiliate of the sub-adviser not participate in or benefit from the sale to the fund.

   As of November 30, 2000, the fund owned no securities issued by companies which are regular broker-dealers for this fund.

   PORTFOLIO TURNOVER. The fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal years ended November 30, 2000 and November 30, 1999, the fund's portfolio turnover rates were 62% and 64%, respectively.


           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

   WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

   . Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Brinson Advisors may make payments out of its own resources to UBS PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

   . Acquire shares through an investment program that is not sponsored by UBS PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with UBS PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Brinson Advisors may make a payment to UBS PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

   . Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

   . Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

   In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

   COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the fund with concurrent purchases of Class A shares of any other PaineWebber or PACE mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the fund and Class A shares of such other fund will be at the rates applicable to the total amount of the combined concurrent purchases.

   An "eligible group of related fund investors" can consist of any combination of the following:

   (a) an individual, that individual's spouse, parents and children;

   (b) an individual and his or her individual retirement account ("IRA");

   (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

   (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

   (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

   (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

   (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

   (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

   RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber and PACE mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

   REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying PFPC Inc. ("PFPC") the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rule for Class A Shareholders," below.

   WAIVERS OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

   PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONESM
PROGRAM. Investors who purchase shares through the PaineWebber InsightOneSM Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOneSM Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.5% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

   PAYMENTS BY MITCHELL HUTCHINS--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, Brinson Advisors may, from time to time, make payments out of its own resources to UBS PaineWebber and other dealers who sell Class Y shares to shareholders who buy $10 million or more of PACE or PaineWebber fund shares at any one time.

   PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN UBS PW 401(K) PLUS PLAN. The trustee of the UBS PW 401(k) Plus Plan, a defined contribution plan sponsored for employees of UBS PaineWebber and certain of its affiliates, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual plan participants with respect to their UBS PW Plan contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the UBS PW 401(k) Plus Plan (collectively, "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWEBBER (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.

   PURCHASES OF CLASS Y SHARES THROUGH THE PACESM MULTI ADVISOR PROGRAM. An investor who participates in the PACE SM Multi Advisor Program is eligible to purchase Class Y shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your UBS PaineWebber Financial Advisor or UBS PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

   ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

   If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

   The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

   SERVICE ORGANIZATIONS. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

   AUTOMATIC INVESTMENT PLAN. UBS PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund"s Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.

   SYSTEMATIC WITHDRAWAL PLAN--CLASS A, CLASS B AND CLASS C SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:

   . Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

   . Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

   Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

   An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, UBS PaineWebber will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to UBS PaineWebber or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their UBS PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

   INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through UBS PaineWebber in which purchases of shares of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

   TRANSFER OF ACCOUNTS. If investors holding shares of the fund in a UBS PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Brinson Advisors relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA)(R)

   Class A, Class B, Class C and Class Y Shares of PaineWebber mutual funds, including the PACE funds (each a "PW Fund" and, collectively, the "PW Funds"), are available for purchase through the RMA Resource

Accumulation Plan ("Plan") by customers of UBS PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

   To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from UBS PaineWebber. The investor must have received a current prospectus for each PW Fund selected in connection with enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

   The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

   PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time. In deciding whether to use dollar cost averaging, an investor should also consider whether a large single investment in Class B or Class C Shares would qualify for Class A sales cash reductions.

   PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with UBS PaineWebber or one of its correspondent firms. The RMA account is UBS PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

   . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Platinum MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

   . comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

   . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

   . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

   . Platinum MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Platinum MasterCard(R) are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

   . unlimited electronic funds transfers and a bill payment service for an additional fee;

   . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

   . expanded account protection for the net equity securities balance in the event of the liquidation of UBS PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through UBS PaineWebber; and

   . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

   The annual account fee for an RMA account is $85, which includes the Platinum MasterCard(R), with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard(R).

                         CONVERSION OF CLASS B SHARES

   Class B shares of the fund will automatically convert to Class A shares, based on the relative net asset value per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of the Class B shares occurs. For this purpose, the date of initial issuance means (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

   The conversion feature is conditioned on the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. Mitchell Hutchins has no reason to believe that this condition will not continue to be met. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase.

                              VALUATION OF SHARES

   The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Securities that are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the sub-adviser as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the sub-adviser, the fair value of the security. Market quotations may include appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

   All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the current foreign currency exchange rate. Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of the fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

   The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   TOTAL RETURN CALCULATIONS. Average annual total return quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

       P(1 += ERV
         T)n
   where: P= a hypothetical initial payment of $1,000 to purchase shares of a Tspecified class
            = average annual total return of shares of that class n= number of years
         ERV= ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

   Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.0% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

   The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

   Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

   The following table shows performance information for the class of shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

CLASS                       CLASS A    CLASS B    CLASS C    CLASS Y
-----                      ---------- ---------- ---------- ----------
(INCEPTION DATE)           (08/31/84) (07/01/91) (07/02/92) (02/20/98)
----------------           ---------- ---------- ---------- ----------
YEAR ENDED NOVEMBER 30,
 2000:
  Standardized Return*....   (31.24)%   (31.96)%   (28.98)%   (28.01)%
  Non-Standardized
   Return.................   (28.32)    (28.76)    (28.51)    (28.01)
FIVE YEARS ENDED NOVEMBER
 30, 2000:
  Standardized Return*....    (2.27)     (2.43)     (1.94)       N/A
  Non-Standardized
   Return.................    (1.47)     (2.19)     (1.94)       N/A
TEN YEARS ENDED NOVEMBER
 30, 2000:
  Standardized Return.....     7.27        N/A        N/A        N/A
  Non-Standardized
   Return.................     7.70        N/A        N/A        N/A
INCEPTION TO NOVEMBER 30,
 2000:
  Standardized Return*....     6.44       4.32       1.59     (13.10)
  Non-Standardized
   Return.................     6.71       4.32       1.59     (13.10)

--------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.0%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

   YIELD. Yields used in the fund's Performance Advertisements are calculated by dividing the fund's interest income attributable to a class of shares for a 30-day period ("Period"), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:

       YIELD= 2 [(a-b         ]
                [ --- +1)/6/-1]
                [ cd          ]

   where:a  = interest earned during the Period attributable to a class of shares
           b= expenses accrued for the Period attributable to a class of shares (net of reimbursements)
           c= the average daily number of shares of a class outstanding during the Period that were entitled to receive dividends d= the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.

   Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), the fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula), the fund's current maximum 4.0% initial sales charge on Class A shares is included.

   The following table shows the yield for each class of shares of the fund for the 30-day period ended November 30, 2000:

    Class A..............................................             13.31%
    Class B..............................................             13.11%
    Class C..............................................             13.24%
    Class Y..............................................             14.25%

   OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper") for corporate bond (BBB) funds and high yield funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indices, including (but not limited to) the Salomon Brothers Bond Index, CS First Boston High Yield Bond Index, Merrill Lynch High Yield Indices, Lehman Bond Index, Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. These comparisons also may include economic data and statistics published by the U.S. Bureau of Labor Statistics, such as the cost of living index, information and statistics on the residential mortgage market or the market for mortgage-backed securities, such as those published by the Federal Reserve Bank, the Office of Thrift Supervision, Ginnie Mae, Fannie Mae and Freddie Mac and the Lehman Mortgage-Backed Securities Index. The fund also may refer in these materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

   The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of a fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

   The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

   BACKUP WITHHOLDING. The fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

   SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

   SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

   CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

   QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

   By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

   OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January. Although the fund is authorized to hold equity securities, it is expected that any dividend income received by the fund will be minimal.

   If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

   The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on November 30 of that year, plus certain other amounts.

   Dividends and interest received, and gains realized, by the fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

   The fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is a foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

   If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

   The fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

   The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

   Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, which the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with applicable regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

   Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign currency denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the fund accrues interest, dividends or other receivables, or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains, referred to under the Internal Revenue Code as "section 988" gains or losses, increase or decrease the amount of the fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

   Offsetting positions the fund enters into or holds in any actively traded security, option, futures or forward currency contract entered into or held by the fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

   When a covered call option written (sold) by the fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, the fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

   If the fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a the fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

   A fund may acquire (1) zero coupon or other securities issued with original issue discount or (2) Treasury inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. The fund must include in its gross income the portion of the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if it receives no corresponding payment on them during the year. The fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because the fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

   The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION

   MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or its Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the fund. The board members intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   CLASSES OF SHARES. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

   VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the board members of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

   The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

   CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

   CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund and employs foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the fund's foreign assets. PFPC, a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

   COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters.

   AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                             FINANCIAL STATEMENTS

   The fund's Annual Report to Shareholders for its last fiscal year ended November 30, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                                   APPENDIX

                              RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

   AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through CAA. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

   AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   CI. The rating CI is reserved for income bonds on which no interest is being paid.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

   PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

   A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

(C)2001 UBS PaineWebber Inc. All rights reserved.


                                                                     PaineWebber
                                                                High Income Fund


--------------------------------------------------------------------------------

                                             Statement of Additional Information

                                                                  March 31, 2001

--------------------------------------------------------------------------------

                                                          UBS | PAINEWEBBER

                           PART C. OTHER INFORMATION
                           -------------------------

Item 23.  Exhibits
          --------

          (1)  (a)  Amended and Restated Declaration of Trust 1/

               (b)  Amendment to Declaration of Trust effective April 8, 1998 2/

               (c)  Amendment to Declaration of Trust effective July 9, 1998 2/

               (d)  Amendment to Declaration of Trust effective August 19, 1998 3/

               (e)  Amendment to Declaration of Trust effective June 22, 1999 4/

               (f)  Amendment to Declaration of Trust effective July 28, 1999 5/

          (2)  Restated By-Laws 1/

          (3)  Instruments defining the rights of holders of the Registrant's shares of beneficial interest 6/

          (4)  (a)  Investment Advisory and Administration Contract with respect to PaineWebber Strategy Fund 3/

               (b)  Investment Management and Administration Contract with respect to High Income Fund
                    (filed herewith)

               (c)  Investment Advisory Fee Agreement with respect to PaineWebber Strategy Fund 5/

               (d)  Sub-Advisory Contract with Massachusetts Financial Services Company with respect to
                    High Income Fund (filed herewith)

          (5)  (a)  Distribution Contract 7/

               (b)  Dealer Agreement 7/

          (6)  Bonus, profit sharing or pension plans - none

          (7)  Custodian Agreement 1/

          (8)  Transfer Agency Agreement 8/

          (9)  Opinion and consent of counsel (filed herewith)

          (10) Other opinions, appraisals, rulings and consents:  Auditor's Consent (filed herewith)

          (11) Financial statements omitted from prospectus - none

          (12) Letter of investment intent 1/

          (13) (a)  Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares 3/

               (b)  Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 3/

               (c)  Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 3/

               (d)  Addendum to Class C Plan for PaineWebber Strategy Fund 5/

          (14) Multiple Class Plan pursuant to Rule 18f-3 9/

          (15) (a)  Code of Ethics for Registrant, its investment manager or adviser and its principal distributor 10/

               (b)  Code of Ethics for Massachusetts Financial Services Company 11/

_________________

1/ Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement, SEC File No. 2-91362, filed February 27, 1998.

2/ Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement, SEC File No. 2-91362, filed July 21, 1998.

3/ Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement, SEC File No. 2-91362, filed February 26, 1999.

4/ Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement, SEC File No. 2-91362, filed July 29, 1999.

5/ Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement, SEC File No. 2-91362, filed December 3, 1999.

6/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

7/ Incorporated by reference from Post Effective Amendment No. 71 to the registration statement, SEC File No. 2-91362, filed January 31, 2001.

8/ Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement, SEC File No. 2-91362, filed March 31, 1998.

9/ Incorporated by reference from Post-Effective Amendment No. 68 to the registration statement, SEC File No. 2-91362, filed October 31, 2000.

10/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust,
     SEC File No. 2-98149, filed June 27, 2000.

11/ Incorporated by reference from Post-Effective Amendment No. 69 to the registration statement, SEC File No. 2-91362, filed December 22, 2000.

Item 24. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

     None.

Item 25. Indemnification
         ---------------

     Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with, or having a claim against, the Trust; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

     Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to Article X, the trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

     Article XI of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Section 9 of each Investment Advisory and Administration Contract or Investment Management and Administration Contract ("each an Advisory Contract") between Mitchell Hutchins Asset Management Inc. (also known as Brinson Advisors) ("Brinson Advisors") and the Trust provides that Brinson Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Advisory Contract relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence of Brinson Advisors in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Each sub-advisory contract contains similar provisions with respect to the applicable sub-adviser. Section 10 of each Advisory Contract provides that the trustees shall not be liable for any obligations of the Trust under the Advisory Contract and that Brinson Advisors shall look only to the assets and property of the Trust in settlement of such right or claim and not to the assets and property of the trustees.

     Section 9 of the Distribution Contract provides that the Trust will indemnify Brinson Advisors and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Brinson Advisors to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Distribution Contract also provides that Brinson Advisors agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Brinson Advisors for use in the Registration Statement or arising out of an agreement between Brinson Advisors and any retail dealer, or arising out of supplementary literature or advertising used by Brinson Advisors in connection with the Distribution Contract.

     Section 9 of the Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to UBS PaineWebber Inc.
("UBS PaineWebber").

     Section 10 of the Distribution Contract contains provisions similar to that of the section of the Advisory Contracts limiting the liability of the Trust's trustees.

     Insofar as indemnification for liabilities arising under the 1933 Act, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser/Investment Manager
         -----------------------------------------------------------------------

     Brinson Advisors, a Delaware corporation, is a registered investment adviser and is an indirect wholly owned subsidiary of UBS AG. Brinson Advisors is primarily engaged in the investment advisory business. Information as to the officers and directors of Brinson Advisors is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

     Massachusetts Financial Services Company ("MFS") serves as sub-adviser for High Income Fund. Information regarding the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-17352) and is incorporated herein by reference.


Item 27.  Principal Underwriters
          ----------------------

     (a) Brinson Advisors serves as principal underwriter and/or investment adviser for the following other investment companies:

          ALL-AMERICAN TERM TRUST INC.
          GLOBAL HIGH INCOME DOLLAR FUND INC.
          INSURED MUNICIPAL INCOME FUND INC.
          INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
          MANAGED HIGH YIELD PLUS FUND INC.
          MITCHELL HUTCHINS LIR MONEY SERIES
          MITCHELL HUTCHINS SECURITIES TRUST
          MITCHELL HUTCHINS SERIES TRUST
          PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
          PAINEWEBBER INDEX TRUST

          PAINEWEBBER INVESTMENT TRUST
          PAINEWEBBER MANAGED INVESTMENTS TRUST
          PAINEWEBBER MASTER SERIES, INC.
          STRATEGIC GLOBAL INCOME FUND, INC.
          2002 TARGET TERM TRUST INC.

     (b) Brinson Advisors is the principal underwriter for the Registrant. UBS PaineWebber acts as dealer for the shares of the Registrant. The directors and officers of Brinson Advisors, their principal business addresses and their positions and offices with Brinson Advisors are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of UBS PaineWebber, their principal business addresses and their positions and offices with UBS PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of Brinson Advisors or UBS PaineWebber who also serve as trustees or officers of the Registrant.

                                 Position and Offices With         Position and Offices with
Name                             Registrant                        Underwriter or Dealer
----                             ----------                        ---------------------
Margo N. Alexander*              Trustee                           Chairman and a Director of Brinson Advisors and an
                                                                   Executive Vice President and a Director of UBS
                                                                   PaineWebber

Brian M. Storms*                 Trustee and President             Chief Executive Officer and President of Brinson
                                                                   Advisors

T. Kirkham Barneby*              Vice President                    Managing Director and Chief Investment Officer -
                                                                   Quantitative Investments of Brinson Advisors

Thomas Disbrow***                Vice President and Assistant      First Vice President and a Senior Manager of the
                                 Treasurer                         Mutual Fund Finance Department of Brinson Advisors

Amy R. Doberman**                Vice President                    Senior Vice President and General Counsel of
                                                                   Brinson Advisors

Kevin J. Mahoney***              Vice President and Assistant      First Vice President and a Senior Manager of the
                                 Treasurer                         Mutual Fund Finance Department of Brinson Advisors

Dianne E. O'Donnell**            Vice President and Secretary      Senior Vice President and Deputy General Counsel
                                                                   of Brinson Advisors

Emil Polito*                     Vice President                    Director of Investment Support and Mutual Fund
                                                                   Services of Brinson Advisors

Paul H. Schubert***              Vice President and Treasurer      Senior Vice President and the Director of the
                                                                   Mutual Fund Finance Department of Brinson Advisors

Keith A. Weller**                Vice President and Assistant      First Vice President and Senior Associate General
                                 Secretary                         Counsel of Brinson Advisors

_________
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

     (c) None.

Item 28. Location of Accounts and Records
         --------------------------------

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Brinson Advisors at 1285 Avenue of the Americas, New York, New York 10019-6028 and 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. Management Services
         -------------------

     Not applicable.

Item 30. Undertakings
         ------------

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of March, 2001.

                                   PAINEWEBBER MANAGED INVESTMENTS TRUST

                                   By: /s/ Dianne E. O'Donnell
                                       ---------------------------------
                                       Dianne E. O'Donnell
                                       Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                     Title                                   Date
---------                                     -----                                   ----
/s/ Brian M. Storms                           President and Trustee                   March 29, 2001
--------------------------------------------  (Chief Executive Officer)
Brian M. Storms*

/s/ E. Garrett Bewkes, Jr.                    Trustee and Chairman                    March 29, 2001
--------------------------------------------  of the Board of Trustees
E. Garrett Bewkes, Jr. **

/s/ Margo N. Alexander                        Trustee                                 March 29, 2001
--------------------------------------------
Margo N. Alexander **

/s/ Richard Q. Armstrong                      Trustee                                 March 29, 2001
--------------------------------------------
Richard Q. Armstrong **

/s/ Richard R. Burt                           Trustee                                 March 29, 2001
--------------------------------------------
Richard R. Burt **

/s/ Meyer Feldberg                            Trustee                                 March 29, 2001
--------------------------------------------
Meyer Feldberg **

/s/ George W. Gowen                           Trustee                                 March 29, 2001
--------------------------------------------
George W. Gowen **

/s/ Frederic V. Malek                         Trustee                                 March 29, 2001
--------------------------------------------
Frederic V. Malek **

/s/ Carl W. Schafer                           Trustee                                 March 29, 2001
--------------------------------------------
Carl W. Schafer **

/s/ Paul H. Schubert                          Vice President and Treasurer (Chief     March 29, 2001
--------------------------------------------  Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit No. 16 to Post-Effective Amendment No. 28 to the registration statement of PaineWebber Securities Trust, SEC File 33-55374, filed November 30, 2000.

** Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                           PART C. OTHER INFORMATION
                           -------------------------

Item 23.  Exhibits
          --------

          (1)  (a)  Amended and Restated Declaration of Trust 1/

               (b)  Amendment to Declaration of Trust effective April 8, 1998 2/

               (c)  Amendment to Declaration of Trust effective July 9, 1998 2/

               (d)  Amendment to Declaration of Trust effective August 19, 1998 3/

               (e)  Amendment to Declaration of Trust effective June 22, 1999 4/

               (f)  Amendment to Declaration of Trust effective July 28, 1999 5/

          (2)  Restated By-Laws 1/

          (3)  Instruments defining the rights of holders of the Registrant's shares of beneficial interest 6/

          (4)  (a)  Investment Advisory and Administration Contract with respect to PaineWebber Strategy Fund 3/

               (b)  Investment Management and Administration Contract with respect to High Income Fund
                    (filed herewith)

               (c)  Investment Advisory Fee Agreement with respect to PaineWebber Strategy Fund 5/

               (d)  Sub-Advisory Contract with Massachusetts Financial Services Company with respect to
                    High Income Fund (filed herewith)

          (5)  (a)  Distribution Contract 7/

               (b)  Dealer Agreement 7/

          (6)  Bonus, profit sharing or pension plans - none

          (7)  Custodian Agreement 1/

          (8)  Transfer Agency Agreement 8/

          (9)  Opinion and consent of counsel (filed herewith)

          (10) Other opinions, appraisals, rulings and consents:  Auditor's Consent (filed herewith)

          (11) Financial statements omitted from prospectus - none

          (12) Letter of investment intent 1/

          (13) (a)  Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares 3/

               (b)  Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 3/

               (c)  Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 3/

               (d)  Addendum to Class C Plan for PaineWebber Strategy Fund 5/

          (14) Multiple Class Plan pursuant to Rule 18f-3 9/

          (15) (a)  Code of Ethics for Registrant, its investment manager or adviser and its principal distributor 10/

               (b)  Code of Ethics for Massachusetts Financial Services Company 11/

_________________

1/ Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement, SEC File No. 2-91362, filed February 27, 1998.

2/ Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement, SEC File No. 2-91362, filed July 21, 1998.

3/ Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement, SEC File No. 2-91362, filed February 26, 1999.

4/ Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement, SEC File No. 2-91362, filed July 29, 1999.

5/ Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement, SEC File No. 2-91362, filed December 3, 1999.

6/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

7/ Incorporated by reference from Post Effective Amendment No. 71 to the registration statement, SEC File No. 2-91362, filed January 31, 2001.

8/ Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement, SEC File No. 2-91362, filed March 31, 1998.

9/ Incorporated by reference from Post-Effective Amendment No. 68 to the registration statement, SEC File No. 2-91362, filed October 31, 2000.

10/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust,
     SEC File No. 2-98149, filed June 27, 2000.

11/ Incorporated by reference from Post-Effective Amendment No. 69 to the registration statement, SEC File No. 2-91362, filed December 22, 2000.







                                      C-2